UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2011

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial, Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial, Inc. does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

2

Set forth below are investor presentation materials.

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer August 2011 NASDAQ: MBFI Investor Presentation

Forward Looking Statements 1 When used in this presentation and in reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected revenues, cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the FDIC-assisted transactions we previously completed will not be realized; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to the Dodd-Frank Wall Street Reform and Consumer Protection Act and regulations adopted thereunder, changes in federal and/or state tax laws or interpretations thereof by taxing authorities, changes in laws, rules or regulations applicable to companies that have participated in the TARP Capital Purchase Program of the U.S. Department of the Treasury and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Company Highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties. Strategically located to have access to ~80% of middle-market companies in the Chicago MSA. Strong core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions Consolidator of failed banks (e.g. Broadway Bank, New Century Bank, Benchmark Bank, Corus Bank, InBank and Heritage Community Bank). Track record of being disciplined acquirer and experienced integrator. Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team 2 2011 Q2 2011 Q1 ($mm) ($mm) Change Core pre-tax, pre-provision earnings $47.4 $45.5 4.2% Net interest income (FTE) 85.2 84.8 0.4% Core other income 31.6 29.0 9.1% Annualized core pre-tax, pre-provision earnings to risk-weighted assets 3.06% 2.81% 0.3% Annualized core pre-tax, pre-provision earnings to average assets 1.91% 1.81% 0.1% June 30, 2011 March 31, 2011 Tangible common equity to tangible assets 7.8% 7.7% Core funding to total funding 89.0% 89.0% Time deposits to total deposits 34.0% 35.0% June 30, 2011 March 31, 2011 Non-performing loans to total loans 2.5% 5.0% Non-performing assets to total assets 2.4% 4.0%

MB Financial is a leading commercial bank serving the Chicago market 3 Provides the majority of the funding for commercial lending business Provides 61% of deposits Provides 15% of loans High percentage of core funding Low reliance on CDs Focused on low-cost deposits, deposit service fees, and business banking Retail Banking Growing private bank that targets wealthy individuals Asset management and trust focus Brokerage services through branch network Focused on low-cost deposits, private banking, and asset management Wealth Management Largest, most developed business unit, drives company performance +9.5% CAGR in commercial loans since 2002 Lending and depository services to middle-market companies with revenues ranging from $5 to $100mm 84 calling officers with 20+ years average experience Treasury management products for companies of all sizes Focused on treasury management, low-cost deposits, leasing, cross-selling wealth management products Commercial Banking Lines of business Chicago MSA – 90 branches Branches strategically located in Chicago MSA have access to ~80% of middle-market companies Source: Company management, SNL Financial Note: Business line financial data as of June 30, 2011

Company Strategy Emerge from the current economic cycle stronger, more capable, and more profitable than at the beginning of the cycle. Accelerate growth of our non-interest business line/product profits. Reduce balance sheet risk and improve balance sheet profitability. Remix loan portfolio to improve long-term profitability and reduce risk. Improve an already strong deposit base. Increase deposit customer “stickiness.” Reduce funding cost to among the lowest in the market. Control expenses. Keep the ratio of net non-interest expense to average assets at the low end of our peers. 4

Balance Sheet Composition – June 30, 2011 5 Source: Company filings Overall loan composition Lease loans $1,032mm (17%) Covered loans $756mm (13%) Construction $247mm (4%) Commercial real estate $1,863mm (32%) Commercial loans $1,108mm (19%) 1-4 Family and home equity $675mm (11%) Other consumer loans $257mm (4%) Overall deposit composition NOW and MMDA $2,646mm (34%) Non-interest bearing $1,777mm (23%) Savings $729mm (9%) Brokered CDs $442mm (6%) Time and public funds $2,125mm (28%) Assets Loans $5,938mm (60%) Cash and cash equivalents $643mm (6%) Investment Securities $2,200mm (22%) Other $1,197mm (12%) Liabilities and stockholders’ equity Borrowings, accrued expenses and other liabilities $914mm (9%) Stockholders’ equity $1,345mm (14%) Deposits $7,719mm (77%) 2011 Q2 overall interest earning assets yield: 4.64% 2011 Q2 yield on loans: 5.41% 2011 Q2 core pre-tax, pre-provision earnings to average assets: 1.91% 2011 Q2 cost of deposits: 0.60% 2011 Q2 cost of total funds: 0.74%

Asset Quality Statistics 6 Source: Company filings, press releases Consumer $13mm (9%) Construction $17mm (11%) Commercial Real Estate $87mm (58%) Commercial $33mm (22%) NPL composition June 30, 2011 Asset quality ratios June 30, 2011 March 31, 2011 Non-performing loans to total loans 2.5% 5.0% Non-performing assets to total assets 2.4% 4.0% Allowance for loan losses to non-performing loans 86.1% 55.9% Allowance for loan losses to non-performing loans including partial charge-offs taken 89.8% 70.5% Lease $1mm (0%) Percent of Loan Balance Reserved Outstanding Percent of Total NPLs Including Partial ($mm) Total Loans ($mm) Charge-Offs Construction Loans $247 4% $17 57% Commercial and Lease Loans $2,140 36% $33 46% Commercial Real Estate Loans $1,863 32% $87 25% Total Commercial Related Loans $4,250 72% $138 36% Consumer Loans $933 15% $13 Total Loans, excluding covered loans $5,182 87% $151 June 30, 2011

MB has achieved steady growth in core PTPP earnings despite challenging market conditions... 7 Core pre-tax, pre-provision earnings3 ($mm) Net non-interest expense / average assets2 (%) Core fee income / total revenue - FTE (%) Net interest margin (%) Source: Company filings, SNL Financial Note: Chicago peers consist of banks headquartered in Chicago MSA with assets between $1.9bn and $15.0bn in 2010 and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 YTD 2011 annualized 2 Net non-interest expense / average assets = (core other expense – core other income)/average assets 3 Core pre-tax, pre-provision earnings = net income before taxes excluding loan loss provision, non-core other income and non-core other expense 2006 – 2011: 11% CAGR - MB Core pre-tax, pre-provision earnings / average assets (%) Cost of funds (%) MBFI Chicago Peers Median 1.51 1.42 1.22 1.85 1.86 1.68 1.12 0.59 1.48 1.69 1.69 1.39 2006 2007 2008 2009 2010 2011¹ 25 26 26 24 24 26 26 22 26 26 23 24 2006 2007 2008 2009 2010 2011¹ 1.34 1.29 1.26 1.34 1.39 1.43 1.54 1.77 1.57 1.59 1.64 1.91 2006 2007 2008 2009 2010 2011¹ 3.36 2.66 1.67 0.99 0.76 3.66 4.02 3.06 1.78 1.26 1.13 3.67 2006 2007 2008 2009 2010 2011¹ 100 110 117 120 194 187 62 50 44 131 136 138 2006 2007 2008 2009 2010 2011¹ 2006 3.52 3.46 2007 3.33 3.14 2008 3.16 2.81 2009 2.97 3.06 2010 3.83 3.38 2011¹ 3.9 3.4

MB Financial has maintained stronger capital levels than peers 8 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $1.9bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust 1 YTD 2011 annualized TCE / TA (%) Tier I Ratio (%) Total Capital Ratio (%) TCE / RWA (%) MBFI Chicago Peers Median 5.9 6.3 5.6 6.2 7.5 7.8 5.6 5.6 4.5 4.7 7.1 7.6 2006 2007 2008 2009 2010 2011¹ 7.5 7.4 7.1 8.8 10.9 12.0 7.3 7.2 5.2 5.6 7.9 8.7 2006 2007 2008 2009 2010 2011¹ 11.8 11.6 14.1 15.5 17.8 19.1 11.3 11.6 13.0 13.3 13.8 13.8 2006 2007 2008 2009 2010 2011¹ 10.5 9.8 12.1 13.5 15.8 9.8 9.5 10.2 11.0 12.1 12.3 17.1 2006 2007 2008 2009 2010 2011¹

9 Source: Company filings, SNL Financial Note: Chicago peers consist of median data for banks headquartered in Chicago MSA with assets between $1.9bn and $15.0bn and include: First Midwest, Old Second, PrivateBancorp, Taylor Capital, Wintrust NPAs / Assets (%) Reserves / NPLs (%) Credit metrics better than local peers Reserves / Loans (%) NPLs / Loans (%) MBFI Chicago Peers Median 0.31 0.33 1.71 2.84 4.21 2.40 0.38 0.81 2.30 3.84 4.35 4.29 2006 2007 2008 2009 2010 2011 275 266 99 65 53 86 290 125 64 57 53 53 2006 2007 2008 2009 2010 2011 1.19 1.16 2.31 2.71 2.90 2.19 1.08 1.16 1.75 2.71 2.61 3.13 2006 2007 2008 2009 2010 2011 0.43 0.44 2.34 4.16 5.48 2.54 0.32 0.69 2.52 4.70 4.96 4.63 2006 2007 2008 2009 2010 2011

Position in the Chicago MSA

Current Chicago MSA Rankings

Rank	Institution	Branches	Total deposits in market ($mm)	Total market share (%)
1	JPMorgan Chase	431	49,199	17.2
2	Bank of America	182	31,953	11.2
3	Harris (Bank of Montreal)	228	27,056	9.5
4	PNC Financial Services	148	13,079	4.6
5	Northern Trust	16	12,671	4.4
6	Wintrust Financial	91	11,726	4.1
7	Citigroup	74	9,946	3.5
8	PrivateBancorp	19	9,021	3.2
9	Fifth Third	179	8,886	3.1
10	**MB Financial[1]**	**90**	**7,647**	**2.7**
11	First Midwest	90	6,019	2.1
12	US Bancorp	88	5,857	2.1
13	Royal Bank of Scotland	113	5,659	2.0
14	FirstMerit	51	3,596	1.3
15	TCF Financial	206	3,399	1.2
	All other institutions	1,210	79,641	27.8
	MSA Total	**3,215**	**285,355**	**100.0**

2005 Chicago MSA Rankings

Rank	Institution	Branches	Total deposits in market ($mm)	Total market share (%)
1	JPMorgan Chase	326	38,407	16.0
2	ABN Amro (LaSalle Bank)	140	30,957	12.9
3	Harris (Bank of Montreal)	192	23,237	9.7
4	Northern Trust	18	8,461	3.5
5	Fifth Third	123	8,052	3.4
6	Royal Bank of Scotland	136	6,446	2.7
7	Wintrust Financial	55	6,019	2.5
8	Corus Bankshares	14	5,500	2.3
9	Citigroup	51	5,441	2.3
10	MAF Bancorp	49	4,904	2.0
11	National City	59	4,528	1.9
12	First Midwest	56	4,488	1.9
13	Bank of America	31	4,159	1.7
14	**MB Financial**	**39**	**3,770**	**1.6**
15	FBOP Corp	25	2,824	1.2
	All other institutions	1,686	82,474	34.4
	MSA Total	**3,000**	**239,667**	**100.0**

Source: SNL Financial
Note: Data as of June 30, 2010 reflects acquisitions post June 30, 2010
[1] MB Financial deposits as of 6/30/2011

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Market share of top banks in 10 largest U.S. MSAs 11 Market share of top 10 banks in 10 largest U.S. MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial ` `

Market dislocation may create in-market opportunities 6 banks with assets greater than $100mm have failed in the Chicago MSA since June 30, 2010 12 Source: SNL Financial, Company filings as of June 30, 2011 and June 30, 2010, respectively ¹ Texas Ratio = Non-performing assets / (total tangible equity + loan loss reserve) Number of local banks < 50% MB is here (22%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 5% >= 5% & < 10% >= 10% MB is here (2.40%) 55% 13% 10% 22% 56% 24% 20% Texas Ratio Frequency¹ NPAs / Assets Frequency Number of local banks Number of local banks 55% 11% 10% 24% < 50% >= 50% & < 75% >= 75% & < 100% >= 100% < 5% >= 5% & < 10% >= 10% 59% 23% 18% MB was here (34%) MB was here (3.64%) Harris Bank consolidated 26 charters 2004-2005 29 94 36 32 82 20 15 30 84 35 38 88 18 15

13 Skilled Acquirer Thirteen acquisitions since 2000 Disciplined financial analyses focused on: Internal rates of return Returns on invested capital Long-term per share earnings accretion Long track record of successful and rapid employee, customer, and systems integrations Ability to manage multiple integrations simultaneously Branch network size and location makes acquired branch consolidations more likely resulting in enhanced expense savings opportunities Separate dedicated asset management team for FDIC-assisted transactions Company culture suited for acquisitions

Track record of being a disciplined acquirer and experienced integrator

2001

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

2002

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

2004

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

2006

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

2008

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

2009

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $158mm in loans (net of discount) and $209 in core deposits

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $101mm in loans (net of discount) and $122mm in core deposits

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.0bn of core local deposits

Benchmark Bank (Aurora, IL)
- December 4, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $104mm in loans (net of discount) and $95mm in core deposits

2010

Broadway Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $786mm in loans (net of discount) and $202mm in core deposits

New Century Bank (Chicago, IL)
- April 23, 2010
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets
- Acquired $407mm in loans (net of discount) and $270mm in core deposits

Source: Company filings
Note: Transaction dates indicate announcement date

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Summary Premier middle-market franchise in Chicago MSA Strong core pre-tax, pre-provision earnings Well-positioned for opportunistic acquisitions Strong liquidity and capital position Improved and improving asset quality Strong and experienced management team 15

Appendix 16

Non-GAAP Disclosure Reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest income and net interest margin on a fully tax equivalent basis; the addition of partial charge-offs to the numerator and the denominator in the ratio of the allowance for loan losses to non-performing loans; core other income; core pre-tax, pre-provision earnings; ratio of net non-interest expense to average assets and ratio of core pre-tax, pre-provision earnings to risk-weighted assets and average assets, with net gains and losses on securities available for sale (investment securities), net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest income components and the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation excluded from the non-interest expense components of these ratios and from the calculation of core pre-tax, pre-provision earnings; and ratios of tangible common equity to risk weighted assets and tangible common equity to tangible assets. Our management uses these non-GAAP measures, together with the related GAAP measures, in its analysis of our performance and in making business decisions. Management also uses these measures for peer comparisons. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. Management believes that the addition of partial charge-offs to the allowance for loan losses and to the numerator and the denominator in the ratio of allowance for loan losses to non-performing loans may be useful to investors because it reflects what our loan loss reserve levels would have been had the partial charge-offs not been taken. Management believes that core pre-tax, pre-provision earnings are a useful measure in assessing our core operating performance, particularly during times of economic stress. In recent periods, our results of operations have been negatively impacted by adverse economic conditions, as seen in our elevated levels of loan charge-offs and provision for credit losses. Management believes that measuring earnings before the impact of the provision for loan losses makes our financial data more comparable between reporting periods so that investors can better understand our operating performance trends. Management also believes that this is a standard figure used in the banking industry to measure performance. Management believes that core and non-core other income and other expense are useful in assessing our core operating performance and in understanding the primary drivers of our other income and other expense when comparing periods. 17

Non-GAAP Disclosure Reconciliations Management also believes that by excluding net gains and losses on securities available for sale (investment securities), net gains and losses on sale of other assets, net gain on sale of loans held for sale, net gains and losses on other real estate, acquisition related gains and increase (decrease) in market value of assets held in trust for deferred compensation from the non-interest income components and excluding the FDIC special assessment expense, contributions to MB Charitable Foundation, executive separation agreement expense, unamortized issuance costs related to redemption of trust preferred securities, impairment charges and increase (decrease) in market value of assets held in trust for deferred compensation from the other non-interest expense components of the ratio of annualized net non-interest expense to average assets and core pre-tax, pre-provision earnings to risk-weighted assets and average assets as well as the calculation of core pre-tax, pre-provision earnings, and, in the case of the income-related items, the calculation of core other income, this information better reflects our core operating performance, as the excluded items do not pertain to our core business operations and their exclusion makes this information more meaningful when comparing our operating results from period to period. The ratios of tangible common equity to tangible assets and tangible common equity to risk-weighted assets exclude goodwill and other intangible assets, net of tax benefits, in determining tangible assets and tangible common equity. Management believes that the presentation of these measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital as well as our capital strength. Management also believes that providing measures that exclude balances of goodwill and other intangible assets, which are subjective components of valuation, facilitates the comparison of our performance with the performance of our peers. In addition, management believes that these are standard financial measures used in the banking industry to evaluate performance. The non-GAAP disclosures contained herein should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: 18 Net interest margin 2006 2007 2008 2009 2010 YTD 2011 (1) Net interest margin 3.41% 3.22% 3.03% 2.85% 3.72% 3.78% Plus: tax equivalent effect 0.11% 0.11% 0.13% 0.12% 0.11% 0.12% Net interest margin, fully tax equivalent 3.52% 3.33% 3.16% 2.97% 3.83% 3.90% (1) Annualized

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible common equity to common stockholders’ equity (in thousands): 19 June 30, 2006 2007 2008 2009 2010 2011 846,952 $ 862,369 $ 875,799 $ 1,057,658 $ 1,150,682 $ 1,150,937 $ Less: goodwill 379,047 379,047 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 18,756 16,479 16,754 24,510 22,853 21,007 449,149 $ 466,843 $ 471,976 $ 646,079 $ 740,760 $ 742,861 $ Common stockholders' equity - as reported Tangible common equity

Non-GAAP Disclosure Reconciliations (continued) The following table presents a reconciliation of tangible assets to total assets (in thousands): 20 June 30, 2006 2007 2008 2009 2010 2011 7,978,298 $ 7,834,703 $ 8,819,763 $ 10,865,393 $ 10,320,364 $ 9,977,735 $ Less: goodwill 379,047 379,047 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 18,756 16,479 16,754 24,510 22,853 21,007 7,580,495 $ 7,439,177 $ 8,415,940 $ 10,453,814 $ 9,910,442 $ 9,569,659 $ Total assets - as reported Tangible assets

Non-GAAP Disclosure Reconciliations (continued)

Net Non-interest Expense to Average Assets Calculation (in thousands)

	2006	2007	2008	2009	2010	YTD 2011
Non-interest expense	$ 152,218	$ 191,506	$ 183,390	$ 223,750	$ 258,776	$ 133,592
Adjustment for FDIC special assessment	-	-	-	3,850	-	-
Adjustment for contributions to MB Financial Charitable Foundation	-	4,500	-	-	-	-
Adjustment for executive separation agreement expense	-	5,908	-	-	-	-
Unamortized issuance costs related to redemption of trust preferred securities	-	1,914	-	-	-	-
Adjustment for impairment charges	-	-	-	4,000	-	1,000
Adjustment for increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	345
Non-interest expense - as adjusted	151,725	178,575	185,047	215,190	258,214	132,247
Other income	64,376	83,528	80,393	127,154	185,756	58,288
Less net gains (losses) on securities available for sale	(445)	(3,744)	1,130	14,029	18,648	229
Less net gains (losses) on sale of other assets	860	10,097	(1,104)	(13)	630	370
Less net gain on sale of loans held for sale	-	-	-	-	-	1,790
Less net gains (losses) on other real estate owned	222	140	455	(429)	(9,284)	(5,017)
Less acquisition related gains	-	-	-	28,547	62,649	-
Less increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562	345
Other income - as adjusted	63,246	76,426	81,569	84,310	112,551	60,571
Net non-interest expense	$ 88,479	$ 102,149	$ 103,478	$ 130,880	$ 145,663	$ 71,676
Average assets	6,602,070	7,910,610	8,240,344	9,777,288	10,506,028	10,082,121
Net non-interest expense to average assets	1.34%	1.29%	1.26%	1.34%	1.39%	1.43%[1]

[1] Annualized

21

mb

Non-GAAP Disclosure Reconciliations (continued) 22 Core pre-tax, pre-provision earnings (in thousands) Six Months Ended June 30, June 30, March 31, June 30, 2011 2010 2011 2011 Income (loss) before income taxes (11,942) $ 28,355 $ 4,484 $ (16,426) $ Provision for loan losses 101,250 85,000 40,000 61,250 Pre-tax, pre-provision earnings 89,308 113,355 44,484 44,824 Non-core other income Net gains (losses) on sale of investment securities 229 2,304 (3) 232 Net gain (loss) on sale of other assets 370 (99) 357 13 Net gain on sale of loans held for sale 1,790 - - 1,790 Net gain (loss) on other real estate owned (5,017) 52 (372) (4,645) Acquisition related gains - 62,649 - - 345 (39) 187 158 Total non-core other income (2,283) 64,867 169 (2,452) Non-core other expense 1,000 - 1,000 - 345 (39) 187 158 Total non-core other expense 1,345 (39) 1,187 158 Core pre-tax, pre-provision earnings 92,936 $ 48,449 $ 45,502 $ 47,434 $ Risk-weighted assets 6,203,586 7,172,094 6,577,477 6,203,586 Annualized core pre-tax, pre-provision earnings to risk- weighted assets 3.02% 2.71% 2.81% 3.07% Annualized pre-tax, pre-provision earnings to risk- weighted assets (without adjustments) 2.90% 6.34% 2.74% 2.90% Average assets 10,082,121 10,584,722 10,198,626 9,966,898 Annualized core pre-tax, pre-provision earnings to average assets 1.86% 1.84% 1.81% 1.91% Annualized core pre-tax, pre-provision earnings to average assets (without adjustments) 1.79% 4.30% 1.77% 1.80% Increase (decrease) in market value of assets held in trust for deferred compensation Increase (decrease) in market value of assets held in trust for deferred compensation Impairment chargse Three Months Ended

Non-GAAP Disclosure Reconciliations (continued)

Core pre-tax, pre-provision earnings (in thousands)

	2006	2007	2008	2009	2010
Income (loss) before income taxes	$ 90,237	$ 85,015	$ (7,830)	$ (77,844)	$ 20,552
Provision for loan losses	10,100	19,313	125,721	231,800	246,200
Pre-tax, pre-provision earnings	100,337	104,328	117,891	153,956	266,752
Non-core other income					
Net (losses) gains on sale of investment securities	(445)	(3,744)	1,130	14,029	18,648
Net gain (loss) on sale of other assets	860	10,097	(1,104)	(13)	630
Net gain (loss) on other real estate owned	222	140	455	(429)	(9,284)
Acquisition related gains	-	-	-	28,547	62,649
Increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562
Total non-core other income	1,130	7,102	(1,176)	42,844	73,205
Non-core other expense					
FDIC special assessment	-	-	-	3,850	-
Contributions to MB Charitable Foundation	-	4,500	-	-	-
Executive separation agreement expense	-	5,980	-	-	-
Unamortized issuance costs related to redemption of trust preferred securities	-	1,914	-	-	-
Impairment charges	-	-	-	4,000	-
Increase (decrease) in market value of assets held in trust for deferred compensation	493	609	(1,657)	710	562
Total non-core other expense	493	13,003	(1,657)	8,560	562
Core pre-tax, pre-provision earnings	$ 99,700	$ 110,229	$ 117,410	$ 119,672	$ 194,109
Average assets	$ 6,602,070	$ 7,910,610	$ 8,240,344	$ 9,777,288	$ 10,506,028
Core pre-tax, pre-provision earnings to average assets	1.51%	1.39%	1.42%	1.22%	1.85%

23

Non-GAAP Disclosure Reconciliations (continued) 24 Allowance for loan losses to non-performing loans including partial charge-offs taken (in thousands) June 30, March 31, 2011 2011 Non-performing loans 151,026 $ 318,923 $ Partial charge-offs taken 54,424 156,692 Non-performing loans, including partial charge-offs 205,450 475,615 Allowance for loan losses 130,057 178,410 Partial charge-offs taken 54,424 156,692 Allowance for loan losses, including partial charge-offs 184,481 $ 335,102 $ Allowance for loan losses to non-performing loans including partial charge-offs taken 89.8% 70.5%

Non-GAAP Disclosure Reconciliations (continued) 25 Core other income (in thousands) Six Months Ended March 31, June 30, June 30, 2006 2007 2008 2009 2010 2011 2011 2011 Other income 64,376 $ 83,528 $ 80,393 $ 127,154 $ 185,756 $ 29,143 $ 29,145 $ 58,288 $ Less net gains (losses) on securities available for sale (445) (3,744) 1,130 14,029 18,648 (3) 232 229 Less net gains (loss) on sale of other assets 860 10,097 (1,104) (13) 630 357 13 370 Less net gain on sale of loans held for sale - - - - - - 1,790 1,790 Less (losses) net gains on other real estate owned 222 140 455 (429) (9,284) (372) (4,645) (5,017) Less acquisition related gains - - - 28,547 62,649 - - - Less increase (decrease) in market value of assets held in trust for deferred compensation 493 609 (1,657) 710 562 187 158 345 Core other income 63,246 $ 76,426 $ 81,569 $ 84,310 $ 112,551 $ 28,974 $ 31,597 $ 60,571 $ Three Months Ended

Non-GAAP Disclosure Reconciliations (continued) 26 Total revenue, fully tax equivalent reconciliation (in thousands) 2006 2007 2008 2009 2010 YTD 2011 Net interest income 188,179 $ 212,306 $ 220,888 $ 250,552 $ 339,772 $ 164,613 $ Plus: tax equivalent effect 6,191 7,728 9,890 10,625 10,458 5,400 Net interest income, fully tax equivalent 194,370 220,034 230,778 261,177 350,230 170,013 Core other income 63,246 76,426 81,569 84,310 112,551 60,571 Total revenue, fully tax equivalent 257,616 $ 296,460 $ 312,347 $ 345,487 $ 462,781 $ 230,584 $

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer August 2011 NASDAQ: MBFI Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 10th day of August, 2011.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)